                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                   OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)


                         BANK ONE, NATIONAL ASSOCIATION
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

  A NATIONAL BANKING ASSOCIATION                          36-0899825
                                                          (I.R.S. EMPLOYER
                                                          IDENTIFICATION NUMBER)

1 BANK ONE PLAZA, CHICAGO, ILLINOIS                       60670-0120
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                                 BANK ONE, N.A.
              1 BANK ONE PLAZA, SUITE IL1-0120, THE LAW DEPARTMENT
                          CHICAGO, ILLINOIS 60670-0120
             ATTN: SANDRA L. CARUBA, SENIOR COUNSEL, (312) 336-9436
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)


                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)


BERMUDA                                           94-2708455
(STATE OR OTHER JURISDICTION OF                   (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NUMBER)


80 SOUTH MAIN STREET
HANOVER, NEW HAMPSHIRE                            03755-2053
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)

                          FUND AMERICAN COMPANIES, INC.
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)


DELAWARE                                          52-2272489
(STATE OR OTHER JURISDICTION OF                   (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NUMBER)

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ONE BEACON STREET
BOSTON, MASSACHUSETTS                             02108-3100
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)

                             SENIOR DEBT SECURITIES
                         (TITLE OF INDENTURE SECURITIES)

ITEM 1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
               TRUSTEE:

               (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

               Comptroller of Currency, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

               (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

               The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE
               TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

               No such affiliation exists with the trustee.

ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

               1. A copy of the articles of association of the trustee now in effect.*

               2. A copy of the certificates of authority of the trustee to commence business.*

               3. A copy of the authorization of the trustee to exercise
                  corporate trust powers.*

               4. A copy of the existing by-laws of the trustee.*

               5. Not Applicable.

               6. The consent of the trustee required by Section 321(b) of the
                  Act.

               7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

               8. Not Applicable.

               9. Not Applicable.

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     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and the State of Illinois, on this 20th day of June, 2003.


                    BANK ONE, NATIONAL ASSOCIATION,
                    TRUSTEE


                    By /s/ Sandra L. Caruba
                       -----------------------------------
                       Sandra L. Caruba
                       Senior Counsel


* EXHIBITS 1, 2, 3, AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF BANK ONE, N.A., FILED AS
EXHIBIT 25 TO THE REGISTRATION STATEMENT ON FORM S-3 OF HOUSEHOLD FINANCE CORPORATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 24, 2000 (REGISTRATION NO. 333-33240).

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                                    EXHIBIT 6


                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT


                                                         June 20, 2003

Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

          In connection with the qualification of an indenture between White Mountains Insurance Group, Ltd., Fund American Companies, Inc. and Bank One, National Association, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                              Very truly yours,

                              BANK ONE, NATIONAL ASSOCIATION

                               By     /s/ Sandra L. Caruba
                                  ------------------------------------
                                      Sandra L. Caruba
                                      Senior Counsel

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                                                                       EXHIBIT 7

BANK ONE, NA                                                           FFIEC 031
--------------------------------------------                           RC-1
Legal Title of Bank

CHICAGO                                                                   12
--------------------------------------------
City

IL                                60670
--------------------------------------------
State                             Zip Code

Transmitted to EDS as 0238103 on 05/12/2003 at 05:12:15 CST
FDIC Certificate Number - 03618

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 2003

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                         Dollar Amounts in Thousands  RCFD  Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------------------------
ASSETS
 1. Cash and balances due from depository institutions (from
    Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin (1)                                         0081        14,545,000  1.a
    b. Interest-bearing balances (2)                                                                  0071         8,464,000  1.b
 2. Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A)                                     1754                 0  2.a
    b. Available-for-sale securities (from Schedule RC-B, column D)                                   1773        55,033,000  2.b
 3. Federal funds sold and securities purchased under agreements to
    resell:                                                                                           RCON
    a. Federal funds sold in domestic offices                                                         B987         9,992,000  3.a
                                                                                                      RCFD
    b. Securities purchased under agreements to resell (3)                                            B989         8,761,000  3.b
 4. Loans and lease financing receivables (from Schedule RC-C):
    a. Loans and leases held for sale                                                                 5369         4,574,000  4.a
    b. Loans and leases, net of unearned income                                    B528  111,653,000                          4.b
    c. LESS: Allowance for loan and lease losses                                   3123    3,503,000                          4.c
    d. Loans and leases, net of unearned income and allowance
       (item 4.b minus 4.c)                                                                           B529       108,150,000  4.d
 5. Trading assets (from Schedule RC-D)                                                               3545         5,537,000  5
 6. Premises and fixed assets (including capitalized leases)                                          2145         1,250,000  6
 7. Other real estate owned (from Schedule RC-M)                                                      2150            70,000  7
 8. Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M)                                                                    2130           425,000  8
 9. Customers' liability to this bank on acceptances outstanding                                      2155           237,000  9
10. Intangible assets:
    a. Goodwill                                                                                       3163           610,000  10.a
    b. Other intangible assets (from Schedule RC-M)                                                   0426            62,000  10.b
11. Other assets (from Schedule RC-F)                                                                 2160         8,621,000  11
12. Total assets (sum of items 1 through 11)                                                          2170       226,331,000  12

----------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.
(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

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BANK ONE, NA                                                           FFIEC 031
-------------------------------------------------------------          RC-2
Legal Title of Bank
Transmitted to EDS as 0238103 on 05/12/2003 at 05:12:15 CST
FDIC Certificate Number - 03618                                           13

SCHEDULE RC--CONTINUED

                                                                         Dollar Amounts in Thousands        Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from                                     RCON
       Schedule RC-E, part I)                                                                         2200       123,300,000  13.a
       (1) Noninterest-bearing (1)                                                 6631   43,942,000                          13.a.1
       (2) Interest-bearing                                                        6636   79,358,000                          13.a.2
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                                  RCFN
       (from Schedule RC-E, part II)                                                                  2200        21,326,000  13.b
       (1) Noninterest-bearing                                                     6631      286,000                          13.b.1
       (2) Interest-bearing                                                        6636   21,040,000                          13.b.2
14. Federal funds purchased and securities sold under agreements to
    repurchase:                                                                                       RCON
    a. Federal funds purchased in domestic offices (2)                                                B993         8,311,000  14.a
                                                                                                      RCFD
    b. Securities sold under agreements to repurchase (3)                                             B995         3,764,000  14.b
15. Trading liabilities (from Schedule RC-D)                                                          3548         4,843,000  15
16. Other borrowed money (includes mortgage indebtedness and
    obligations under capitalized leases) (from Schedule RC-M)                                        3190        28,739,000  16
17. Not applicable
18. Bank's liability on acceptances executed and outstanding                                          2920           237,000  18
19. Subordinated notes and debentures(4)                                                              3200         5,036,000  19
20. Other liabilities (from Schedule RC-G)                                                            2930        13,105,000  20
21. Total liabilities (sum of items 13 through 20)                                                    2948       208,661,000  21
22. Minority interest in consolidated subsidiaries                                                    3000           109,000  22
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus                                                     3838                 0  23
24. Common stock                                                                                      3230           201,000  24
25. Surplus (exclude all surplus related to preferred stock)                                          3839         9,177,000  25
26. a. Retained earnings                                                                              3632         8,120,000  26.a
    b. Accumulated other comprehensive income (5)                                                     B530            63,000  26.b
27. Other equity capital components (6)                                                               A130                 0  27
28. Total equity capital (sum of items 23 through 27)                                                 3210        17,561,000  28
29. Total liabilities, minority interest, and equity capital (sum of
    items 21, 22, and 28)                                                                             3300       226,331,000  29

Memorandum
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

                                                                                                      RCFD          NUMBER
1.  Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the
    bank by independent external auditors as of any date during 2002                                  6724                 2  M.1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm
4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
6 = Review of the bank's financial statements by external auditors
7 = Compilation of the bank's financial statements by external auditors
8 = Other audit procedures (excluding tax preparation work)
9 = No external audit work

----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC. Item 16, "other borrowed money."
(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.
(4) Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.